Exhibit 10.34(ii)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT  1. CONTRACT ID CODE  PAGE OF PAGES   U 1 2 2. AMENDMENT/MODIFICATION NO. P00001 3. EFFECTIVE DATE 08-Nov-2013 4. REQUISITION/PURCHASE REQ. NO.  J9CBM8862 5. PROJECT NO.(If applicable) 6. ISSUED BY CODE HDTRA1 7. ADMINISTERED BY (If other than item 6) CODE S0507A DEFENSE THREAT REDUCTION AGENCY/J4C 8725 JOHN J. KINGMAN ROAD, MSC 6201 FORT BELVOIR VA 22060-6201  DCMA LATHROP P.O. BOX 232 700 EAST ROTH ROAD, BLDG 330 FRENCH CAMP, CA 95231-0232   8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ANACOR PHARMACEUTICALS INC ☐ 9A. AMENDMENT OF SOLICITATION NO. ERIC EASOM 1060 E MEADOW CIR ☐ 9B. DATED (SEE ITEM 11)  PALO ALTO CA 94303-4230 ☒ 10A. MOD. OF CONTRACT/ORDER NO. HDTRA1-14-C-0003 CODE   3AYC5 FACILITY CODE ☒ 10B. DATED (SEE ITEM 13) 16-Oct-2013  11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS     ☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐  is not extended.   Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:(a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required)   13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.  ☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.  ☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B) ☒ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: IAW FAR 43.103(a)(3) ☐ D. OTHER (Specify type of modification and authority)    E.  IMPORTANT: Contractor             ☐ is not,  ☒  is required to sign this document and return      1      copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: simpsonl14146 J9CBM8862A The purpose of this modification is to add DTRA clause 252.204-9001 Universities Disclosure of Information to section H of the contract. All other terms and conditions remain unchanged.  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.  15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)  Leslie I. Simpson, Contracting Officer, Defense Threat Reduction Agency Lucy O. Day, VP Finance  15B. CONTRACTOR/OFFEROR  15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED   /s/Lucy O. Day  11/7/13 BY /s/Leslie I. Simpson   (Signature of person authorized to sign)   (Signature of Contracting Officer) 11/8/13  EXCEPTION TO SF 30 30-105-04 STANDARD FORM 30 (Rev. 10-83) APPROVED BY OIRM 11-84  Prescribed by GSA   FAR (48

HDTRA1-14-C-0003

P00001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been added by full text:

H.2 DISCLOSURE OF INFORMATION

The following clause applies only to subcontractors that are considered a University and are performing fundamental research.

252.204-9001 UNIVERSITIES DISCLOSURE OF INFORMATION  (JUL 2009)

(a)  The Contractor shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g. film, tape, document) pertaining to any part of this contract or any program related to this contract, unless the information results from fundamental research, as defined below:

“Fundamental research” as used in this clause, means basic and applied research in science and engineering, the results of which ordinarily are published and shared broadly within the scientific community, as distinguished from proprietary research and from industrial development, design, production, and product utilization, the results of which ordinarily are restricted for proprietary or national security reasons.

(b)  The Contractor shall confer and consult with DTRA on technical aspects of its research and submit technical documents intended for publication to the cognizant DTRA technical representative(s) for review, a minimum of 45 days prior to publication or other dissemination.  The purpose of the DTRA review period is to ensure the government ample opportunity to provide comments and suggestions for the researchers’ consideration.

(End of Summary of Changes)